Exhibit 99.2

GOVERNANCE AND STANDSTILL AGREEMENT

AMONG

DST SYSTEMS, INC.,

JULIA A. ARGYROS,

THE ARGYROS FAMILY TRUST,

GLA FINANCIAL CORPORATION AND

HBI FINANCIAL, INC.

DATED AS OF MAY 5, 2014

Table of Contents

		Page

ARTICLE I

DEFINITIONS

Section 1.1	Certain Defined Terms	2

ARTICLE II

REPRESENTATIONS AND WARRANTIES OF THE ARGYROS GROUP

Section 2.1	Authority	7
Section 2.2	Enforceability	7
Section 2.3	No Conflicts	7

ARTICLE III

REPRESENTATIONS AND WARRANTIES OF THE COMPANY

Section 3.1	Authority	7
Section 3.2	Enforceability	8
Section 3.3	No Conflicts	8

ARTICLE IV

RESTRICTED ACTIVITIES

Section 4.1	Restricted Activities	8
Section 4.2	Share Repurchases	9
Section 4.3	Restrictions on Dispositions	10

ARTICLE V

CORPORATE GOVERNANCE

Section 5.1	Resignation of Directors	10
Section 5.2	Designation of Director Nominees and Replacements	11
Section 5.3	Annual Meetings of Stockholders	12

ARTICLE VI

MISCELLANEOUS

Section 6.1	Termination	13

i

ii

GOVERNANCE AND STANDSTILL AGREEMENT

THIS GOVERNANCE AND STANDSTILL AGREEMENT (this “Agreement”) is made and entered into as of May 5, 2014 among DST Systems, Inc., a Delaware corporation (the “Company”), and Julia A. Argyros, the Argyros Family Trust, GLA Financial Corporation and HBI Financial, Inc. (collectively, the “Argyros Group,” and each a “member” of the Argyros Group).

WHEREAS, on March 23, 2014, the Company and the Argyros Group entered into a letter agreement (the “Settlement Agreement”), which provided that, among other things and as described in greater detail therein:  (i) the Board designate two nominees, Lynn Dorsey Bleil and John W. Clark (“Mr. Clark” and together with Ms. Bleil, the “2014 Nominees”), for election as directors to the Board at the 2014 annual meeting of stockholders (the “2014 Annual Meeting”), with the Argyros Group having the right to select a Replacement (as defined below) in the event Mr. Clark is unable to stand for election at the 2014 Annual Meeting or is unable to serve as a director during the three-year term for which Mr. Clark is elected at the 2014 Annual Meeting, (ii) the Company and the Argyros Group will take actions in furtherance of the election of the 2014 Nominees, including in the case of the Argyros Group, voting all of the Argyros Group Shares for the 2014 Nominees and (iii) the Argyros Group will vote all of the Argyros Group Shares against, or, in the case of one 2014 Stockholder Proposal, will abstain from voting for, the 2014 Stockholder Proposals as further described in the Settlement Agreement;

WHEREAS, as contemplated by the Settlement Agreement, the Company and the Argyros Group, concurrent with the execution of this Agreement, are entering into the Stock Repurchase and Offering Agreement, dated as of the date of this Agreement (the “Repurchase Agreement”), pursuant to and subject to the terms and conditions of which, among other things, the parties intend to consummate (i) the Secondary Offering, as such term is defined in the Repurchase Agreement and (ii) concurrently with the closing of the Secondary Offering, the Repurchase Transaction, as such term is defined in the Repurchase Agreement (the Secondary Offering and the Repurchase Transaction, together, the “Transactions”); and

WHEREAS, the Settlement Agreement contemplates that, among other things, the Argyros Group (i) be bound by certain standstill obligations (including restrictions on acquisitions of Company Securities and certain dispositions of the Argyros Group Shares), (ii) be granted the right to designate nominees for election to the Board at Annual Meetings, and (iii) agree to vote all of the Argyros Group Shares in favor of the Company Nominees and in a manner consistent with the Company’s recommendations with respect to any Stockholder Proposal or any other matter brought before the stockholders at an Annual Meeting.

NOW, THEREFORE, in consideration of the premises and of the mutual covenants and obligations hereinafter set forth, the parties hereto hereby agree as follows:

ARTICLE I

DEFINITIONS

Section 1.1                    Certain Defined Terms. As used herein, the following terms shall have the following meanings:

“2013 Argyros Agreement” means the Agreement, dated as of January 22, 2013, by and among the Company, George L. Argyros, the Argyros Family Foundation, the Argyros Family Trust, the Lenore Trigonis Trust Established under the Leon & Olga Argyros 1986 Trust, the Selia Poulos Trust Established under the Leon & Olga Argyros 1986 Trust, GLA Financial Corporation and HBI Financial, Inc.

“2014 Annual Meeting” shall have the meaning assigned to such term in the recitals.

“2014 Nominees” shall have the meaning assigned to such term in the recitals.

“2014 Stockholder Proposals” means the Stockholder Proposals attached to the Settlement Agreement as Exhibit C thereto.

“Agreement” shall have the meaning assigned to such term in the preamble.

“Affiliate” means, with respect to any Person, (i) any other Person directly or indirectly controlling or controlled by, or under direct or indirect common control with, such specified Person; (ii) any other Person that owns, directly or indirectly, ten percent or more of such Person’s capital stock or other equity interests or any officer or director of any such Person or other Person; or (iii) with respect to any natural Person, any person having a relationship with such Person by blood, marriage or adoption not more remote than first cousin.  For purposes of this definition, “control” when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of Company Securities, by contract or otherwise; and the terms “controlling” and “controlled” shall have correlative meanings.

“Affiliate Transfer” shall have the meaning assigned to such term in Section 6.3.

“Annual Meeting” means any annual meeting of stockholders of the Company held in accordance with the Bylaws.

“Argyros Group” shall have the meaning assigned to such term in the preamble.

“Argyros Group Affiliates” means the Affiliates of each member of the Argyros Group.  Argyros Group Affiliates shall be deemed to include Mr. Law, Mr. Clark, any Other Argyros Group Director and any Argyros Group Nominee and to exclude the Company and its Subsidiaries.

“Argyros Group Nominee” shall have the meaning assigned to such term in Section 5.2(a).

“Argyros Group Notice” shall have the meaning assigned to such term in Section 6.1(b)(i).

“Argyros Group Schedule 13D” means the Schedule 13D filed by Julia A. Argyros and George L. Argyros with the Commission on December 21, 1998, as amended by Amendment No. 1 thereto, dated March 18, 2004, by Amendment No. 2 thereto, dated May 11, 2010, by Amendment No. 3 thereto, dated November 21, 2011, by Amendment No. 4 thereto, dated February 6, 2012, by Amendment No. 5 thereto, dated January 22, 2013, by Amendment No. 6 thereto, dated November 1, 2013, by Amendment No. 7 thereto, dated February 3, 2014, by Amendment No. 8 thereto, dated February 12, 2014, and by Amendment No. 9 thereto, dated March 23, 2014, with respect to the Common Stock.

“Argyros Group Shares” means the shares of Common Stock Beneficially Owned by the Argyros Group and the Argyros Group Affiliates from time to time and as such shares may change in number as a result of the consummation of the Transactions or other dispositions by the Argyros Group, or pursuant to a stock dividend, stock split, combination or similar recapitalization by or of the Company.

“Associate” shall have the meaning assigned to such term under Rule 12b-2 of the Exchange Act.

“Beneficial Owner”:  A Person shall be deemed the “Beneficial Owner” of, and shall be deemed to “Beneficially Own,” any Company Securities:  (i) which such Person or any of such Person’s Affiliates or Associates, directly or indirectly, owns or has the right to acquire (whether such right is exercisable immediately, only after the passage of time, upon the satisfaction of one or more conditions (whether or not within the control of such Person), upon compliance with regulatory requirements or otherwise) pursuant to any agreement, arrangement or understanding (whether or not in writing), upon the exercise of any conversion rights, exchange rights, subscription rights, warrants, options or other rights or otherwise, including any securities of the Company represented by “when-issued” trading thereof; (ii) which such Person or any of such Person’s Affiliates or Associates, directly or indirectly, has the right to vote or dispose of or has “beneficial ownership” of (as determined pursuant to Rule 13d-3 of the General Rules and Regulations under the Exchange Act), including pursuant to any agreement, arrangement or understanding (whether or not in writing); or (iii) which are beneficially owned, directly or indirectly, by any other Person (or any Affiliate or Associate thereof) with which such Person (or any of such Person’s Affiliates or Associates) has any agreement, arrangement or understanding (whether or not in writing), for the purpose of acquiring, holding, voting or disposing of such Company Securities. The term “Beneficial Ownership” shall have a correlative meaning.

“Board” means the Board of Directors of the Company.

“Business Day” means any day that is not a Saturday, Sunday or other day on which banks are required or authorized by law to be closed in New York, New York.

“Bylaws” means the Amended and Restated Bylaws of the Company, dated July 30, 2013.

“Certificate of Incorporation” means the Certificate of Incorporation of the Company, dated August 31, 1995, as amended.

“Clark Resignation Letter” means the letter of resignation, dated March 24, 2014, executed and delivered by Mr. Clark pursuant to the Settlement Agreement, which shall become effective as provided in this Agreement.

“Common Stock” means the Company’s common stock, par value $0.01 per share, and any other class of common stock of the Company that may be created from time to time.

“Commission” means the United States Securities and Exchange Commission.

“Company” shall have the meaning assigned to such term in the preamble.

“Company Nominees” means the individual persons recommended by the Board for election to the Board at any Annual Meeting in accordance with the Bylaws.

“Company Security” means (i) any Security or (ii) any Derivative Security, in the case of each of clause (i) and (ii), issued and outstanding as of the date of this Agreement or issued after the date of this Agreement.

“Company-Sponsored Repurchase” shall have the meaning assigned to such term in Section 4.2.

“Derivative Security” means (i) any subscription, option, conversion right, warrant, phantom stock right or other agreement, security or commitment of any kind obligating the Company or any of its Subsidiaries to issue, grant, deliver or sell, or cause to be issued, granted, delivered or sold, any Security or any security convertible into, or exchangeable for, any Security or (ii) any obligations measured by the price or value of any shares of any Security, in the case of each of clause (i) and (ii) immediately above, whether any of the foregoing is exercisable immediately, only after the passage of time or upon the satisfaction of one or more conditions.

“Director” means any member of the Board (other than any advisory, honorary or other non-voting member of the Board).

“Director Term” shall have the meaning assigned to such term in Section 5.2(b).

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated by the Commission from time to time thereunder (or under any successor statute).

“First Resignation Date” shall have the meaning assigned to such term in Section 5.1(a).

“Governance Committee” means the Corporate Governance/Nominating Committee established by the Board pursuant to the Company’s Bylaws, which committee is charged with the task, among other tasks, of recommending to the Board nominees for election to the Board in accordance with such Committee’s charter and the Bylaws.

“Group” shall have the meaning assigned to such term under Section 13(d)(3) of the Exchange Act.

“Independent Director” means any Director who, at any time of determination, (i) is or would be an “independent director” with respect to the Company pursuant to Section 303A.02 of the New York Stock Exchange Listed Company Manual and Section 10A of the Exchange Act (or any successor provisions) and (ii) was not nominated or proposed for nomination by or on behalf of, the Argyros Group.

“Joinder” shall have the meaning assigned to such term in Section 6.3.

“Law Resignation Letter” means the letter of resignation, dated March 24, 2014, executed and delivered by Mr. Law pursuant to the Settlement Agreement, which shall become effective as provided in this Agreement.

“member” shall have the meaning assigned to such term in the preamble.

“Moving Party” shall have the meaning assigned to such term in Section 6.10.

“Mr. Clark” shall have the meaning assigned to such term in the recitals.

“Mr. Law” means Brent L. Law, a Director.

“Other Argyros Group Director” shall have the meaning assigned to such term in Section 5.2(a).

“Person” means any individual, corporation, limited liability company, limited or general partnership, joint venture, association, joint-stock company, trust, unincorporated organization, other entity, government or any agency or political subdivision thereof or any Group comprised of two or more of the foregoing.

“Purchasing Person” shall have the meaning assigned to such term in Section 4.3(a).

“Replacement” in the case of Mr. Law, shall have the meaning assigned to such term in the 2013 Argyros Agreement; in the case of Mr. Clark, “Replacement” shall have the meaning assigned to such term in the Settlement Agreement; and in the case of any other Argyros Group Nominee or Other Argyros Group Director, “Replacement” shall have the meaning ascribed to such term in Section 5.2(b).

“Replacement Resignation Letter” means: (i) the resignation letter executed and delivered by the Replacement for Mr. Law, as contemplated by Section 5.1(a) and in a form substantially similar to the Law Resignation Letter; (ii) the resignation letter executed and delivered by the Replacement for Mr. Clark, as contemplated by Section 5.1(b) and in a form substantially similar to the Clark Resignation Letter; or (iii) the resignation letter executed and delivered by the Replacement for any other Argyros Group Nominee or any Other Argyros Group Director, as contemplated by Section 5.2(b) and in a form substantially similar to the Clark Resignation Letter.

“Representative” shall have the meaning assigned to such term in Section 5.2(b).

“Repurchase Agreement” shall have the meaning assigned to such term in the recitals.

“Repurchase Notice” shall have the meaning assigned to such term in Section 4.2.

“Repurchase Shares” shall have the meaning assigned to such term in Section 4.2

“Requisite Independent Directors” means, at any time of determination, a majority of the Independent Directors.

“Resignation Letter” means the Clark Resignation Letter, the Law Resignation Letter, the resignation letter of the Other Argyros Group Director or the Argyros Group Nominee as contemplated by Section 5.2(a) or any Replacement Resignation Letter.

“Restricted Disposition” shall have the meaning assigned to such term in Section 4.3.

“Restrictive Covenants” means the covenants set forth in ARTICLE IV and ARTICLE V other than Section 5.2.

“Settlement Agreement” shall have the meaning assigned to such term in the recitals.

“Second Resignation Date” shall have the meaning assigned to such term in Section 5.1(b).

“Secondary Offering Covenants” means the provisions set forth in Section 4.1 and Sections 4.2(b)(i), 4.2(b)(ii), 4.2(b)(iii) and 4.2(c) of the Repurchase Agreement.

“Security” means (i) the Common Stock or (ii) any other security of the Company issued and outstanding as of the date of this Agreement or that the Company may issue from time to time after the date of this Agreement.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated by the Commission from time to time thereunder (or under any successor statute).

“Stockholder Proposal” means any stockholder proposal with respect to the Company.

“Subsidiary” means, with respect to any Person, any corporation or other organization, whether incorporated or unincorporated, (i) of which such Person or any other Subsidiary of such Person is a general partner (excluding partnerships, the general partnership interests of which held by such Person or any Subsidiary of such Person do not have a majority of the voting or similar interests in such partnership), or (ii) at least a majority of the securities or other interests of which having by their terms ordinary voting power to elect a majority of the board of directors or others performing similar functions with respect to such corporation or other organization is directly or indirectly owned or controlled by such Person or by any one or more of its Subsidiaries, or by such Person and one or more of its Subsidiaries.

“Transaction Period” means the period from the date of this Agreement through and including January 24, 2015.

“Transactions” shall have the meaning assigned to such term in the recitals.

ARTICLE II

REPRESENTATIONS AND WARRANTIES OF THE ARGYROS GROUP

Each member of the Argyros Group, jointly and severally, hereby represents and warrants to the Company, as follows:

Section 2.1                                                            Authority.  Each member of the Argyros Group has all requisite power and authority to execute, deliver and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement by each member of the Argyros Group have been duly authorized by all necessary action on the part of each member of the Argyros Group.

Section 2.2                                                            Enforceability.  This Agreement has been duly executed and delivered by each member of the Argyros Group and constitutes each such member’s legal, valid and binding obligation enforceable against such member of the Argyros Group in accordance with its terms, except as the same may be limited by the terms of this Agreement, applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and general equitable principles regardless of whether such enforceability is considered in a proceeding at law or in equity.

Section 2.3                                                            No Conflicts.  The execution and delivery of this Agreement by each member of the Argyros Group, and the performance by each member of the Argyros Group of its respective obligations hereunder, will not (a) contravene any provision of the organizational documents of any such member, as applicable; (b) violate or conflict with any material law, statute, ordinance, rule, regulation, decree, writ, injunction, judgment, ruling or order of any governmental authority or of any arbitration award which is either applicable to, binding upon, or enforceable against any such member; (c) conflict with, result in any breach of, constitute a default under or give rise to a right to terminate, amend, modify, abandon or accelerate any material agreement which is applicable to, binding upon or enforceable against any such member; or (d) require the consent, approval, authorization or permit of, or filing with or notification to (other than any filing with the Commission required under the Securities Act or the Exchange Act in connection with the execution of this Agreement, including an amendment to the Argyros Group Schedule 13D), any governmental authority, any court or tribunal or any other Person.  Each member of the Argyros Group represents and warrants that it has not granted and is not a party to any proxy, voting trust or other agreement that is inconsistent with or conflicts with any provision of this Agreement.

ARTICLE III

REPRESENTATIONS AND WARRANTIES OF THE COMPANY

The Company hereby represents and warrants to each member of the Argyros Group, as follows:

Section 3.1                                                            Authority.  The Company has all requisite power and authority to execute, deliver and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Company.

Section 3.2                                                            Enforceability.  This Agreement has been duly executed and delivered by the Company and constitutes its legal, valid and binding obligation enforceable against it in accordance with its terms, except as the same may be limited by the terms of this Agreement, applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and general equitable principles regardless of whether such enforceability is considered in a proceeding at law or in equity.

Section 3.3                                                            No Conflicts.  The execution and delivery of this Agreement by the Company, and the performance by the Company of its obligations hereunder, will not (a) contravene any provision of the Certificate of Incorporation or the Bylaws; (b) violate or conflict with any material law, statute, ordinance, rule, regulation, decree, writ, injunction, judgment, ruling or order of any governmental authority or of any arbitration award which is either applicable to, binding upon, or enforceable against it; (c) conflict with, result in any breach of, constitute a default under or give rise to a right to terminate, amend, modify, abandon or accelerate any material agreement which is applicable to, binding upon or enforceable against the Company; or (d) require the consent, approval, authorization or permit of, any governmental authority, any court or tribunal or any other Person.

ARTICLE IV

RESTRICTED ACTIVITIES

Section 4.1                                                            Restricted Activities.  Unless requested by the Requisite Independent Directors, each member of the Argyros Group shall not, and the Argyros Group shall cause each of the controlled Argyros Group Affiliates not to, directly or indirectly, alone, in a Group or otherwise in concert with others:

(a)         acquire, offer or propose to acquire or agree to acquire, whether by purchase, tender or exchange offer, through the acquisition of control of another Person, by joining a partnership, limited partnership, syndicate or other Group, or otherwise, Beneficial Ownership of any Company Securities (other than pursuant to a stock dividend, stock split, combination or similar recapitalization by or of the Company); provided, however, this Section 4.1(a) shall not apply to any shares of Common Stock issued to a Director as fees for service as a member of the Board or any of its committees;

(b)         propose or take substantial steps to effect (in either case, on behalf of itself or to or with a third party) any merger, business combination, restructuring, recapitalization or similar transaction involving the Company or any of its Subsidiaries, the Company Securities or the sale or other disposition outside the ordinary course of business of any material portion of the assets of the Company or any of its Subsidiaries;

(c)          subject to Section 5.2, seek election to, seek to place a representative on, or seek the removal of any member of, the Board;

(d)         engage in any “solicitation” (within the meaning of Rule 14a-1 under the Exchange Act) of proxies or consents (whether or not relating to the election or removal of directors or any other matter) with respect to the Company or any Company Securities, or become a participant in any election contest;

(e)          initiate, propose, or otherwise solicit stockholders for the approval of, any Stockholder Proposal;

(f)           form, join or in any way participate in or assist in the formation of a Group with respect to any Company Securities (other than any such “group” consisting exclusively of the members of the Argyros Group, each of whom is bound by this Agreement, as well as (i) the Argyros Family Foundation, (ii) the Lenore Trigonis Trust Established under the Leon & Olga Argyros 1986 Trust and the Selia Poulos Trust Established under the Leon & Olga Argyros 1986 Trust for as long as such trusts hold less than 5,000 shares of Common Stock, in the aggregate, (iii) Mr. Clark and Mr. Law, and (iv) any charitable trust or organization that is a donee of Company Securities, but solely with respect to the Argyros Group’s agreement, arrangement or understanding with such donee to not dispose of Company Securities in a manner that would limit the transferability (or availability of exemptions from registration) of such donated Company Securities);

(g)          deposit any Company Securities in a voting trust or subject any Company Securities to any arrangement or agreement with respect to the voting of such Company Securities;

(h)         otherwise act in a manner designed or having the deliberate effect of circumventing the restrictions otherwise imposed under this Agreement;

(i)             disclose or publicly announce any intention, plan or arrangement inconsistent with, or take an action that would require the Company to make a public announcement with respect to, any of the foregoing;

(j)            finance any other Persons in connection with any of the activities prohibited by the foregoing clauses (a) through (i); or

(k)         request the consent of the Requisite Independent Directors to take any action that would circumvent, be inconsistent with, or effect an amendment to or a waiver of any of the foregoing clauses (a) through (j).

Section 4.2                                                            Share Repurchases.  If the Company repurchases any shares of Common Stock through a Company-sponsored share repurchase authorization plan or otherwise (each repurchase, a “Company-Sponsored Repurchase”), upon written notice to the Argyros Group from the Company (the “Repurchase Notice”), which Repurchase Notice shall be delivered within seven Business Days after the last day of each calendar month during which the Company is effecting such Company-Sponsored Repurchase (a “Measurement Month”), the Argyros Group shall promptly, and in any event within five Business Days of the receipt of the Repurchase Notice, sell such number of Argyros Group Shares to the Company (the “Repurchase Shares”) as shall cause the Argyros Group to own a number of shares representing a level of Beneficial Ownership of Common Stock that is no greater than the level of Beneficial Ownership of Common Stock held by the Argyros Group immediately prior to any such

Company-Sponsored Repurchases.  For purposes of clarity, if the Argyros Group has transferred shares during such Company-Sponsored Repurchase such that at the last day of the applicable Measurement Month, the Beneficial Ownership of Common Stock held by the Argyros Group is no greater than the level of Beneficial Ownership of Common Stock held by the Argyros Group immediately prior to such Company-Sponsored Repurchases, then the Repurchase Shares shall equal zero.  The Repurchase Notice shall set forth (a) reasonable detail about the Company-Sponsored Repurchases, (b) the number of Repurchase Shares and (c) the price per share of Common Stock at which the Argyros Group shall sell the Repurchase Shares, which price shall be equal to (x) in the case of a tender offer, the offer price and (y) in any other case, the volume-weighted average price paid by the Company in Company-Sponsored Repurchases effected through brokers during the calendar month immediately prior to the date of the Repurchase Notice, which volume-weighted average price paid shall be calculated in reasonable good faith by the Company.

Section 4.3                                                            Restrictions on Dispositions.

(a)         Each member of the Argyros Group shall not, and the Argyros Group shall cause each of the controlled Argyros Group Affiliates not to, directly or indirectly (including through the disposition or transfer of any equity interest in another Person), alone or in concert with others, in one transaction or a series of transactions, sell, grant any option with respect to or otherwise dispose of Argyros Group Shares representing, in the aggregate, Beneficial Ownership of more than 4.9 percent (or enter into an agreement or understanding with respect to the foregoing) of the total number of shares of the Common Stock then issued and outstanding (a “Restricted Disposition”) to any other Person or Group (any such Person and its Affiliates, Associates and Group members being collectively referred to herein as a “Purchasing Person”); provided, however, a Restricted Disposition may be effected if such Purchasing Person (including each member of any Group, if such Purchasing Person is not an individual stockholder) shall have executed and delivered to the Company a written agreement (in form and substance reasonably satisfactory to the Company) pursuant to which such Purchasing Person agrees to be bound by the Restrictive Covenants set forth in this Agreement to the same extent as the Argyros Group as if references to the Argyros Group in such Restrictive Covenants included such Purchasing Person.  Neither this Section 4.3(a) nor any other provision in this Agreement is intended to assign, convey or otherwise transfer any rights to a Purchasing Person or any other third Person.

(b)         The Argyros Group shall, and shall cause the controlled Argyros Group Affiliates to, give the Company written notice at least ten Business Days prior to effecting a Restricted Disposition in accordance with this Section 4.3.

ARTICLE V

CORPORATE GOVERNANCE

Section 5.1                                                            Resignation of Directors.

(a)         On the earliest of: (i) consummation of the Transactions; (ii) the first date on which the Argyros Group Shares represent less than 10 percent of the shares of Common Stock then issued and outstanding (provided that no Company Security acquired after the execution of this

Agreement (other than pursuant to a stock dividend, stock split, combination or similar recapitalization by or of the Company) and no Company Security owned by the Argyros Family Foundation, the Lenore Trigonis Trust Established under the Leon & Olga Argyros 1986 Trust and the Selia Poulos Trust Established under the Leon & Olga Argyros 1986 Trust, Mr. Clark or Mr. Law shall be included in the Argyros Group Shares for purposes of this Section 5.1(a)); and (iii) the conclusion of the 2016 Annual Meeting (such earliest date, the “First Resignation Date”), the resignation of Mr. Law or his Replacement pursuant to the Law Resignation Letter or a Replacement Resignation Letter, as the case may be, shall, without any further action on the part of the Company or any other party, become effective and on the First Resignation Date, the Board shall be deemed to have accepted such resignation from Mr. Law or his Replacement, as the case may be, without further action of the Board.  It is understood and agreed that the Company’s obligation to accept any Replacement for Mr. Law pursuant to the 2013 Argyros Agreement shall be conditioned upon such Replacement’s delivery of an undertaking to resign from the Board as contemplated by this Section 5.1(a) pursuant to such Replacement Resignation Letter.

(b)         On the first date on which the Argyros Group Shares represent less than 5 percent of the shares of Common Stock then issued and outstanding (provided that no Company Security acquired after the execution of this Agreement (other than pursuant to a stock dividend, stock split, combination or similar recapitalization by or of the Company) and no Company Security owned by the Argyros Family Foundation, the Lenore Trigonis Trust Established under the Leon & Olga Argyros 1986 Trust and the Selia Poulos Trust Established under the Leon & Olga Argyros 1986 Trust, Mr. Clark or Mr. Law shall be included in the Argyros Group Shares for purposes of this Section 5.1(b)), the resignation of Mr. Clark, the Other Argyros Group Director (as defined below) or his/her respective Replacement pursuant to the Clark Resignation Letter or another Resignation Letter, as the case may be, shall, without any further action on the part of the Company or any other party, become effective (the “Second Resignation Date”), and on the Second Resignation Date, the Board shall be deemed to have accepted such resignation from Mr. Clark, such Other Argyros Group Director or his/her Replacement, as the case may be, without further action of the Board.  It is understood and agreed that the Company’s obligation to accept any Replacement for Mr. Clark pursuant to the Settlement Agreement or for such Other Argyros Group Director shall be conditioned upon any such Replacement’s delivery of an undertaking to resign from the Board as contemplated by this Section 5.1(b) pursuant to such Replacement Resignation Letter.

Section 5.2                                                            Designation of Director Nominees and Replacements.

(a)         From and after the date of this Agreement until the first date on which the Argyros Group Shares, acquired on or prior to the date hereof, represent less than 5 percent of the shares of Common Stock then issued and outstanding (provided that no Company Security acquired after the execution of this Agreement (other than pursuant to a stock dividend, stock split, combination or similar recapitalization by or of the Company) and no Company Security owned by the Argyros Family Foundation, the Lenore Trigonis Trust Established under the Leon & Olga Argyros 1986 Trust and the Selia Poulos Trust Established under the Leon & Olga Argyros 1986 Trust, Mr. Clark or Mr. Law shall be included in the Argyros Group Shares for purposes of this Section 5.2(a)), the Argyros Group shall have the right to designate, subject to the reasonable approval of the Governance Committee, one nominee (the “Argyros Group Nominee”) for election at each Annual Meeting unless, at the time of such Annual Meeting, (1) Mr. Clark, an Argyros Group Nominee other than Mr. Clark or a Replacement for either of Mr. Clark or such other Argyros Group Nominee is a Director (the “Other Argyros Group Director”) and (2) neither Mr. Clark nor such Other Argyros Group Director, as applicable, is up for election at such Annual Meeting.  Each Argyros Group Nominee so designated and so approved by the Governance Committee shall, subject to applicable law, be recommended by the Board for election to the Board at the Annual Meeting.  It is understood and agreed that the Governance Committee’s obligation to approve any Argyros Group Nominee shall be conditioned upon such Argyros Group Nominee’s delivery of an undertaking to resign from the Board as contemplated by Section 5.1(b) pursuant to a resignation letter substantially in the form of the Clark Resignation Letter.  Notwithstanding anything to the contrary in this Agreement, if, after the Argyros Group has designated an Argyros Group Nominee but prior to the Annual Meeting at which such Argyros Group Nominee will stand for election, the Argyros Group Shares, acquired on or prior to the date hereof (and including those shares received pursuant to a stock dividend, stock split, combination or similar recapitalization by or of the Company), come to represent less than 5 percent of the shares of Common Stock then issued and outstanding, then the Argyros Group shall take all actions necessary to withdraw such Argyros Group Nominee as a nominee for election to the Board at such Annual Meeting and shall cause the Argyros Group Nominee to withdraw and not stand for election at such Annual Meeting.

(b)         If an Argyros Group Nominee, other than Mr. Clark or Mr. Law, (or his/her Replacement) is unable to serve as a nominee for election as director at an Annual Meeting or if the Other Argyros Group Director (or his/her Replacement) is unable to serve as a director during the three-year term for which such Other Argyros Group Director is elected at the applicable Annual Meeting and which commences immediately after such Annual Meeting and expires in accordance with the Bylaws (the “Director Term”), for any reason, the holder(s) of a majority of the Argyros Group Shares then held by the Argyros Group (the “Representative”) shall have the right to submit the name of a replacement (the “Replacement”) to the Company for its reasonable approval and who shall serve as the nominee for election as director at the applicable Annual Meeting or serve as director in such vacated seat during the remainder of the Director Term.  If the proposed Replacement is not approved by the Company, the Representative shall have the right to submit another proposed Replacement for the Company’s reasonable approval.  The Representative shall have the right to continue submitting the name of a proposed Replacement to the Company for its reasonable approval until the Company approves that such Replacement shall serve as a nominee for election as director at the applicable Annual Meeting or shall serve as a director during the remainder of the Director Term, whereupon such person shall be appointed as the Replacement.  It is understood and agreed that the Company’s obligation to accept any Replacement for the Argyros Group Nominee or Other Argyros Group Director shall be conditioned upon such Replacement’s delivery of an undertaking to resign from the Board as contemplated by Section 5.1(b) pursuant to a resignation letter substantially in the form of the Clark Resignation Letter.

Section 5.3                                                            Annual Meetings of Stockholders.

(a)         From and after the date of this Agreement until the date on which the Argyros Group Shares represent less than 5 percent of the shares of Common Stock then issued and outstanding, the Argyros Group shall, and shall cause each of the controlled Argyros Group Affiliates to,

(i)                                     cause each share of the Argyros Group Shares to be present in person or represented by proxy at each Annual Meeting so that all such Shares shall be counted as present for determining the presence of a quorum at such Annual Meeting;

(ii)                                  vote or cause to be voted all of the Argyros Group Shares in favor of the Company Nominees at such Annual Meeting and cumulate or cause to be cumulated all such votes as directed by the Company; provided, however, if an Argyros Group Nominee is standing for election at such Annual Meeting, then the members of the Argyros Group may cumulate their votes in their sole discretion; and

(iii)                               subject to Section 5.3(a)(ii), vote or cause to be voted all of the Argyros Group Shares in favor of the recommendation of the Company with respect to any matter brought before the stockholders at any Annual Meeting, including with respect to any Stockholder Proposal.

ARTICLE VI

MISCELLANEOUS

Section 6.1                                                            Termination.

(a)         Except as otherwise provided in this Agreement, this Agreement shall terminate upon the later of (i) the fifth anniversary of the earlier of (A) the consummation of the Transactions and (B) the nine month anniversary of the date of this Agreement and (ii) the first date on which the Argyros Group Shares represent less than 5 percent of the shares of Common Stock then issued and outstanding.

(b)         Notwithstanding anything to the contrary set forth in Section 6.1(a):

(i)                                     If, during the Transaction Period, (1) the Argyros Group has not consummated the Secondary Offering and (2) either (x) the Company has breached the Secondary Offering Covenants or (y) after the Company shall have received written notice from the Argyros Group that the Argyros Group stands ready, willing and able to consummate the Secondary Offering (the “Argyros Group Notice”), the Company is unable to consummate the Repurchase Transaction for reasons within the control of the Company at any time thereafter during the Transaction Period, then the Argyros Group shall cease to be subject to the Restrictive Covenants from and after the conclusion of the Transaction Period; provided, however, if the notice described in this Section 6.1(b)(i) is delivered less than ten Business Days prior to the expiration of the Transaction Period, the Transaction Period shall be automatically extended for a period of ten Business Days commencing on the date of delivery of such notice.

(ii)                                  if, during the Transaction Period, after the Company shall have received the Argyros Group Notice, the Company is unable to consummate the Repurchase Transaction for reasons outside the control of the Company at any time thereafter during the Transaction Period, then the Argyros Group shall cease to be subject to the Restrictive Covenants from and after the conclusion of the Transaction Period; provided, however, if the notice described in this Section 6.1(b)(ii) is delivered less than ten Business Days prior to the expiration of the Transaction

Period, the Transaction Period shall be automatically extended for a period of ten Business Days commencing on the date of delivery of such notice.

(c)          Nothing in this Section 6.1 shall be deemed to release any party from any liability for any willful and material breach of this Agreement occurring prior to the termination hereof or to impair the right of any party to compel specific performance by any other party of its obligations under this Agreement to the extent any such obligations remain applicable.

(d)         This ARTICLE VI shall survive any termination of this Agreement.

Section 6.2                                                            Ownership Information.  For purposes of this Agreement, all determinations of the amount of outstanding Common Stock shall be based on information set forth in the most recent quarterly or annual report, and any current report subsequent thereto, filed by the Company with the Commission, unless the Company shall have updated such information by delivery of written notice to the Argyros Group.

Section 6.3                                                            Transfers of Company Securities. No member of the Argyros Group shall donate, sell, assign, convey or otherwise transfer, by operation of law or otherwise (“Affiliate Transfer”), any Company Securities to any Affiliate of the Argyros Group (other than the Argyros Family Foundation) unless, concurrent with such Affiliate Transfer, such transferee executes and delivers to the Company a joinder to this Agreement, which joinder shall be in the form of Exhibit A attached hereto (“Joinder”), agreeing to be bound by all of the provisions of this Agreement as if such transferee were bound as an original party hereto; provided, however, that upon and after any donation, sale, assignment, converyance or other transfer, by operation of law or otherwise, of Company Securities by one or more members of the Argyros Group to the Argyros Family Foundation, the Argyros Group shall ensure that the Argyros Family Foundation shall comply with the provisions of this Agreement as if the Argyros Family Foundation were bound as an original party hereto, and the members of the Argyros Group shall be liable, jointly and severally, for any actions or inactions by the Argyros Family Foundation that, if the Argyros Family Foundation had been an original party hereto, would have constituted a breach hereunder, other than with respect to the receipt of donations, sales, assignments, conveyances or other transfers of Company Securities from members of the Argyros Group, which, notwithstanding Section 4.1(a), shall be permitted; provided, further, the Argyros Group shall cause any transferee who receives or succeeds to the Beneficial Ownership (directly or indirectly) of any Argyros Group Shares by will, trust, or the laws of descent and distribution to, concurrent with such receipt or succession, execute and deliver to the Company a Joinder agreeing to be bound by all of the provisions of this Agreement as if such transferee were bound as an original party hereto.  Any Affiliate Transfer or any receipt or succession contemplated by the immediately foregoing proviso without execution and delivery to the Company of the Joinder shall be deemed a breach of this Agreement.

Section 6.4                                                            Amendment and Waiver.  This Agreement may not be amended except by an instrument in writing signed on behalf of the Company and by the Argyros Representative (as such term is defined in the Repurchase Agreement).  No modification, amendment or waiver of any provision of this Agreement, and no giving of any consent provided for hereunder, shall be effective unless such modification, amendment, waiver or consent is approved by the Requisite Independent Directors.  The failure of any party to enforce any of the provisions of this

Agreement shall in no way be construed as a waiver of such provisions and shall not affect the right of such party thereafter to enforce each and every provision of this Agreement in accordance with its terms.

Section 6.5                                                            Severability.  If any provision of this Agreement shall be declared by any court of competent jurisdiction to be illegal, void or unenforceable, all other provisions of this Agreement shall not be affected and shall remain in full force and effect.

Section 6.6                                                            Entire Agreement.  This Agreement and the Repurchase Agreement, together with the several agreements and other documents and instruments referred to herein or therein or annexed hereto or thereto, embody the complete agreement and understanding among the parties hereto with respect to the subject matter hereof and supersede and preempt any prior understandings, agreements or representations by or among the parties, written or oral, that may have related to the subject matter hereof in any way.  In the event of any conflict between either of the Settlement Agreement or the 2013 Argyros Agreement, on the one hand, and this Agreement, on the other hand, this Agreement shall control.

Section 6.7                                                            Successors and Assigns.  Neither this Agreement nor any of the rights or obligations set forth in this Agreement shall be assignable or otherwise transferrable, in whole or in part, by operation of law or otherwise, by the Argyros Group or any member of the Argyros Group. Subject to the foregoing, this Agreement shall bind and inure to the benefit of and be enforceable by the parties hereto and their respective successors, heirs and permitted assigns.

Section 6.8                                                            No Third Party Beneficiaries.  No Person other than the parties hereto shall have any rights or benefits under this Agreement, and nothing in this Agreement is intended to, or will, confer on any Person other than the parties hereto any rights, benefits or remedies.

Section 6.9                                                            Counterparts.  This Agreement may be executed in separate counterparts each of which shall be an original and all of which taken together shall constitute one and the same agreement.

Section 6.10                                                     Specific Performance.  Each of the members of the Argyros Group, on the one hand, and the Company, on the other hand, acknowledge and agree that irreparable injury to the other party hereto would occur in the event any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached and that such injury would not be adequately compensable in damages.  It is accordingly agreed that the members of the Argyros Group or any of them, on the one hand, and the Company, on the other hand (the “Moving Party”), shall each be entitled to specific enforcement of, and injunctive relief to prevent any violation of, the terms hereof, without the posting of any bond, and the other party hereto will not take action, directly or indirectly, in opposition to the Moving Party seeking such relief on the grounds that any other remedy or relief is available at law or in equity.  Such remedy shall not be deemed to be the exclusive remedy for a breach of this letter agreement but shall be in addition to all other remedies available at law or equity.  All rights, powers and remedies provided under this Agreement or otherwise available in respect hereof at law or in equity shall be cumulative and not alternative, and the exercise or beginning of the exercise of any thereof by any party shall not preclude the simultaneous or later exercise of any other such right, power or remedy by such party.

Section 6.11                                                     Notices.  All notices and other communications hereunder shall be in writing and shall be deemed given if delivered personally, telecopied (upon telephonic confirmation of receipt), on the first Business Day following the date of dispatch if delivered by a recognized next day courier service, or on the third Business Day following the date of mailing if delivered by registered or certified mail, return receipt requested, postage prepaid. All notices hereunder shall be delivered as set forth below, or pursuant to such other instructions as may be designated in writing by the party to receive such notice.

If to the Company:

DST Systems, Inc.
333 West 11th Street, 5th Floor
Kansas City, MO 64105-1594
Facsimile:	(816) 435-8630
Attention:	General Counsel

with a copy (which shall not constitute notice) to:

Skadden, Arps, Slate, Meagher & Flom LLP
Four Times Square
New York, NY 10036
Facsimile:	(212) 735-2000
Attention:	Eileen T. Nugent, Esq.
Brandon Van Dyke, Esq.

If to the Argyros Group:

The Argyros Group
c/o Arnel Development Company
949 South Coast Drive, Suite 600
Costa Mesa, CA 92626
Facsimile:	(714) 481-5189
Attention:	Julia A. Argyros

with a copy (which shall not constitute notice) to:

Gibson, Dunn & Crutcher LLP
3161 Michelson Drive
Irvine, CA 92612
Facsimile:	(949) 475-4673
Attention:	John M. Williams, Esq.

Section 6.12                                                     Governing Law; Consent to Jurisdiction.  This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Delaware without reference to the conflict of laws principles thereof that would require the application of the laws of a jurisdiction other than the State of Delaware.  Each of the parties hereto irrevocably and unconditionally agrees that any legal action or proceeding with respect to this Agreement and the rights and obligations arising hereunder or relating hereto, or for recognition and enforcement of any judgment in respect of this Agreement and the rights and obligations arising hereunder or relating hereto brought by the other party hereto shall be brought and determined exclusively in the Delaware Court of Chancery and any state appellate court therefrom within the State of Delaware (or, if the Delaware Court of Chancery declines to accept jurisdiction over a particular matter, any state or federal court within the State of Delaware).  Each of the parties hereto hereby irrevocably submits with regard to any such action or proceeding for itself and in respect of its property, generally and unconditionally, to the personal jurisdiction of the aforesaid courts and agrees that it will not bring any action relating to this Agreement in any court other than the aforesaid courts.  Each of the parties hereto hereby irrevocably waives, and agrees not to assert in any action or proceeding with respect to this Agreement, (a) any claim that it is not personally subject to the jurisdiction of the above-named courts for any reason, (b) any claim that it or its property is exempt or immune from jurisdiction of any such court or from any legal process commenced in such courts (whether through service of notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise) and (c) to the fullest extent permitted by applicable legal requirements, any claim that (i) the suit, action or proceeding in such court is brought in an inconvenient forum, (ii) the venue of such suit, action or proceeding is improper or (iii) this Agreement, or the subject matter hereof, may not be enforced in or by such courts.  Each party further irrevocably and unconditionally waives, to the fullest extent permitted by applicable law, the benefit of any defense that would hinder, fetter or delay the levy, execution or collection of any amount to which the party is entitled pursuant to the final judgment of any court having jurisdiction. Each of the parties irrevocably and unconditionally waives, to the fullest extent permitted by applicable law, any and all rights to trial by jury in connection with any legal action or proceeding arising out of or relating to this Agreement.

Section 6.13                                                     Interpretation.  The table of contents and headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. The words “hereof,” “herein” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and preamble, recital, Article and Section references are to this Agreement unless otherwise specified.  The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.  Whenever the words “include,” “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation.”

Section 6.14                                                     Announcements.  No member of the Argyros Group shall make any public announcements or otherwise communicate with any news media or any potential purchaser of the Common Stock with respect to this Agreement or any of the transactions contemplated hereby without prior consent of the Company, other than any filing with the Commission required under the Securities Act or Exchange Act in connection with the execution of this Agreement, including an amendment to the Argyros Group Schedule 13D.

Signature Page(s) Follow

IN WITNESS WHEREOF, the parties hereto have executed this Governance and Standstill Agreement as of the date first written above.

DST SYSTEMS, INC.

	By:	/s/ Gregg Wm. Givens
-	Name:	Gregg Wm. Givens
	Title:	Chief Financial Officer

THE ARGYROS GROUP

JULIA A. ARGYROS

THE ARGYROS FAMILY TRUST
	By:	Julia A. Argyros, trustee

GLA FINANCIAL CORPORATION
	By:	Julia A. Argyros, Chief Executive Officer

HBI FINANCIAL, INC.
	By:	Julia A. Argyros, Chief Executive Officer

	By:	/s/ Julia A. Argyros
	Name:	Julia A. Argyros
	Title:	Authorized Signatory

Exhibit A

Form of Joinder

JOINDER AGREEMENT

TO

THE GOVERNANCE AND STANDSTILL AGREEMENT

[Insert Date]

WHEREAS, as a condition precedent to any Affiliate Transfer or transfer pursuant to which a Person receives or succeeds to the Beneficial Ownership (directly or indirectly) of any Argyros Group Shares by will, trust, or the laws of descent and distribution, any such Affiliate of the Argyros Group or other transferee that receives any Company Securities (the “Transferee”), as contemplated by Section 6.3 of the Governance Agreement, is required to join the Governance Agreement and agree to be bound by all of the provisions of the Governance Agreement as if such Transferee were bound as an original party thereto; and

WHEREAS, all capitalized terms used herein and not otherwise defined shall have the meanings ascribed to such terms in the Governance and Standstill Agreement by and among DST Systems, Inc., Julia A. Argyros, the Argyros Family Trust, GLA Financial Corporation and HBI Financial, Inc., dated as of May 5, 2014, attached hereto as Exhibit A (the “Governance Agreement”).

By execution hereof, the undersigned Transferee agrees to be bound by all of the provisions of the Governance Agreement as if the undersigned Transferee were bound as an original party thereto.

[Execution Page Follows]

IN WITNESS WHEREOF, the undersigned Transferee has executed this Joinder Agreement as of the date first written above.

TRANSFEREE

By:
Name:
Title:	Authorized Signatory